SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]          Definitive Additional Materials
[  ]           Soliciting Material Pursuant to Section 240.14a-12

WNC CALIFORNIA HOUSING TAX CREDITS II, L.P.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[  ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           1)  Title of each class of securities to which transaction applies:
           2)  Aggregate number of securities to which transaction applies:
           3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           4) Proposed maximum aggregate value of transaction: __________
           5) Total fee paid: ___________

[  ]       Fee paid previously with preliminary materials.
[  ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:
           2) Form, Schedule or Registration Statement No.:
           3) Filing Party:
           4) Dated Filed:

WNC CALIFORNIA HOUSING TAX CREDITS II, L.P.
SUPPLEMENT NUMBER ONE TO CONSENT SOLICITATION STATEMENT
And
NOTICE OF EXTENSION TO SUBMIT WRITTEN CONSENTS

December 14, 2011

To the Limited Partners of WNC California Housing Tax Credits II, L.P.

Only one day remains for the limited partners (the “Limited Partners”) of WNC California Housing Tax Credits II, L.P. (the “Partnership”) to submit their vote on an amendment to the Partnership’s limited partnership agreement to permit the sale of the Partnership’s interest in its last remaining apartment community.

The Consent Solicitation Statement and the consent form were first sent or given to Limited Partners on or about November 16, 2011.

In accordance with the Consent Solicitation Statement the General Partner elects to extend the Action Date of December 15, 2011 for approximately two weeks. Therefore, all consents must be received by 5:00 PM Pacific Time on December 30, 2011. If the proposed amendment is approved by the Limited Partners holding a majority of Units, the General Partner expects it can close the sale of the Partnership’s interest in Yucca-Warren Vista Associates, Ltd., a California limited partnership (“Yucca-Warren”) by the close of business on December 30, 2011, and wind up the affairs of the Partnership as of the end of 2011.

The General Partner recommends approval of the proposed amendment. The General Partner makes this recommendation for reasons explained in further detail in the Consent Solicitation Statement including that:

•	Yucca-Warren no longer generates low income housing tax credits
•	It is now possible to sell the Partnership’s interest in Yucca-Warren without a recapture of prior tax credits
•
The outstanding mortgage debt encumbering the apartment complex (approximately $2,060,000 as of December 31, 2010) exceeds the appraised value of the apartment complex of $1,075,000 as of October 18, 2010 and $1,250,000 as of October 14, 2011

•	A sale may allow Limited Partners to use their unused passive losses to offset the gain from the sale
•	The apartment complex is more than 20 years old and is in need of capital improvements and upgrades
•	Maintenance and administrative expenses associated with an aging apartment community will continue to increase
•	The permanent financing for Yucca-Warren has a prepayment restriction that prohibits refinancing without lender approval
•	The Limited Partners approved the Partnership’s Plan of Liquidation and Dissolution

YOUR VOTE IS VERY IMPORTANT. FAILURE TO VOTE YOUR CONSENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSED AMENDMENT.

714.662.5565 714.662.4412 F 17782 Sky Park Circle, Irvine, California 92614
wncinc.com

If you have already voted, you do not have to vote again. As of December 12, 2011, the Partnership had received consents representing 6,816.59 Units (38.50% of the total outstanding) in favor of the proposed sale, consents representing 1,758.66 Units (9.93% of the total outstanding) in opposition to the proposed sale and consents representing 422 Units (2.38% of the total outstanding) in abstention. For a complete description of the proposed sale and reasons for our recommendation in favor thereof, please see our Consent Solicitation Statement dated November 16, 2011, filed as a definitive proxy statement with the Securities Exchange Commission. The Consent Solicitation Statement may be accessed on the Internet through the SEC’s web site at http://www.sec.gov, and is available in paper form to Limited Partners without charge upon written request to WNC’s Investors Services, 17782 Sky Park Circle, Irvine, California 92614 or by calling WNC Investor Services at 714-662-5565, Extension 174.

Under the Consent Solicitation Statement, the revised “Expiration Date” will be the earlier of December 30, 2011, or the date on which the Limited Partners approve the proposed sale.

In addition, if you have any questions or require assistance in completing or submitting your consent form, please call WNC Investor Services toll free at 714-662-5565, Extension 174. If we have not yet received your vote, we have enclosed another consent form for your convenience. Until the Expiration Date, all consents are revocable as set forth in the Consent Solicitation Statement.

DATED at Irvine, California, December 14, 2011.

WNC Tax Credit Partners, L.P.,
Managing General Partner

<<SORT NAME>>

ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS

Please mark one box below and return to the address below by December 30, 2011

This Written Consent is solicited on behalf of the Partnership and the Managing General Partner.

The undersigned, as record holder of ________ units of limited partnership interest in WNC California Housing Tax Credits II, L.P. (the “Partnership”), hereby acknowledges receipt of the Consent Solicitation Statement dated November 16, 2011 as amended by the letter dated December 14, 2011 and hereby votes all the units of limited partnership interest in the Partnership held by him, her or it as follows:

Proposal.  As specifically set forth under “Proposal – Amendment To Partnership LPA” in the Consent Solicitation Statement dated November 16, 2011 as amended by the letter dated December 14, 2011, an amendment to the Partnership’s Agreement of Limited Partnership to permit the Partnership to sell its interest in Yucca-Warren Vista Associates, Ltd. for a price equal to $53,000 to an Affiliate of the Managing General Partner.

MARK ONLY ONE BOX

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This Written Consent, when properly executed and returned to the Partnership, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR THE PROPOSAL. YOUR VOTE IS VERY IMPORTANT. FAILURE TO VOTE YOUR CONSENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSED AMENDMENT. When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ___________________	___________________________
Signature

___________________________
Signature (if held jointly)

Return in the enclosed self-addressed stamped envelope or fax to:

WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, CA 92614
Ph: 1-714-662-5565, ext. 174
Fax: 1-714-708-8498